                                                                   EXHIBIT 10.21

                             CONTRACT OF GUARANTY
                             --------------------

    THIS CONTRACT OF GUARANTY (this "Contract of Guaranty"). made as of the
                                     --------------------
1st day of May, 1997, is by HOB ENTERTAINMENT, INC., a Delaware corporation
---
("Guarantor") to CARBON CAPITAL MORTGAGE PARTNERS,L.P., a Delaware limited
  ---------
partnership ("Lender").
              ------

                                  WITNESSETH:
                                 ------------

    THAT, WHEREAS, HOB Marina City Partners, L.P., a Delaware limited partnership ("Borrower") has applied to Lender for a loan (the "Loan"); and
              --------                                          ----

    WHEREAS, the Loan is evidenced and/or secured by a Promissory Note (the "Note") of even date herewith in the stated principal amount of $9,000,000.00
 ----
executed by Borrower and payable to the order of Lender, by an Indenture of Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Rents and Leases (the Indenture") of even date herewith encumbering certain
                         ---------
real property and improvements thereon and appurtenances thereto (collectively, the "Property") in the City of Chicago, County of Cook, State of Illinois, which
     --------
real property is legally described on Exhibit A, attached hereto and
                                      ---------
incorporated herein by this reference, from Borrower for the benefit of Lender securing payment of the Note, by a Loan Agreement (the "Loan Agreement") of even
                                                        --------------
date herewith between Borrower and Lender and by certain other documents or instruments (the Note, the Indenture, the Loan Agreement and such other documents and instruments, as same may from time to time be amended or replaced, are sometimes collectively referred to herein as the "Loan Documents"); and
                                                      --------------

           WHEREAS, Lender is willing to make the Loan only on condition that payment of all amounts owing from time to time under the Loan Documents, including, without limitation, principal and interest under the Note, be fully guaranteed by Guarantor and that performance, observance and discharge of each and every other obligation, covenant and agreement of Borrower contained in the Loan Documents be fully guaranteed by Guarantor. (All amounts guaranteed hereby, including, without limitation, principal and interest under the Note and including the Make-Whole Premium (as defined in the Note), if applicable, are sometimes collectively referred to herein as the "Indebtedness"); and
                                                  ------------

           WHEREAS, Guarantor is the sole shareholder of the general partner of Borrower, the extension of the Loan is of substantial benefit to Guarantor and, therefore, Guarantor desires to guarantee payment of the Indebtedness and performance, observance and discharge of each and every other obligation, covenant and agreement of Borrower contained in the Loan Documents, all on the terms and conditions hereinafter set forth.

           NOW, THEREFORE, in order to induce Lender to extend the Loan to Borrower, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees as follows:

           1. Guarantor hereby irrevocably and unconditionally fully guarantees to Lender (a) the due, prompt and complete payment of the Indebtedness, including, without limitation, principal, interest, fees, penalties and charges payable under the Note, and (b) the due, prompt and complete observance, performance and discharge of each and every other obligation, covenant and agreement of Borrower contained in the Loan Documents, (c) the due, prompt and complete payment of all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Lender in collection of the Indebtedness or the enforcement of this Contract of Guaranty against Guarantor, and (d) the accuracy of each and every warranty or representation of Borrower contained in any of the Loan Documents.

           2. Lender shall have the right to deal with the Indebtedness and the other obligations guaranteed hereby in any manner without notice to or consent from Guarantor (and Guarantor hereby waives, to the full extent permitted by law, any right to object to such dealings or to claim that any such dealings have modified or terminated the obligations of Guarantor hereunder) and, in particular, Lender shall have the right, without such notice or consent, at any time and from time to time:

           (a) to renew, compromise, extend, accelerate or otherwise change the time or place of payment of or to otherwise change the terms of the Indebtedness or the terms of performance of any of the other obligations guaranteed hereby, including, without limitation, to increase or decrease any rate of interest contained in any of the Loan Documents;

           (b) to modify or to waive any of the terms of any agreement with Borrower pertaining to the Indebtedness and/or the other obligations guaranteed hereby;

           (c) to take and hold security for the payment of the Indebtedness and/or performance of the other obligations guaranteed hereby and to impair, exhaust, exchange, enforce, waive or release any such security;

           (d) to direct the order or manner of sale of any such security as Lender in its discretion may determine;

           (e) to grant any indulgence, forbearance or waiver with respect to the Indebtedness or any of the other obligations guaranteed hereby; and/or

           (f) to agree to any valuation by Lender of any collateral securing payment of any of the Indebtedness in any proceedings under the United States Bankruptcy Code concerning Borrower and/or Guarantor.

The liability of Guarantor hereunder shall not be affected, impaired or reduced in any way by any action taken by Lender under the foregoing provisions or any other provision hereof, or by any delay, failure or refusal of Lender to exercise any right or remedy Lender may have against Borrower or any other person, firm or corporation, including other guarantors, if any, liable for all or any part of the Indebtedness or any of the other obligations guaranteed hereby.

           3. Guarantor agrees that if any of the Indebtedness is not paid according to the terms of the Loan Documents, whether by acceleration or otherwise, Guarantor shall immediately upon receipt of written demand therefor from Lender, pay all of the Indebtedness in like manner as if the Indebtedness constituted the direct and primary obligation of Guarantor. Guarantor further agrees that if any other obligation, covenant or agreement guaranteed hereby, is not observed, performed or discharged as required, Guarantor shall, immediately upon receipt of written demand therefor from Lender, observe, perform or discharge such obligation, covenant or agreement in like manner as if same constituted the direct and primary obligation of Guarantor. Guarantor further agrees that if any warranty or representation of Borrower contained in the Loan Documents is inaccurate in any material respect, Guarantor shall be deemed to have made such warranty or representation, and Lender shall be entitled to such remedies with respect to Guarantor to which Lender is entitled against Borrower, as if same constituted the warranty or representation of Guarantor.

           4. Satisfaction by Guarantor of any liability hereunder incident to a particular default under the Loan Documents or the occurrence of an additional default under the Loan Documents shall not discharge Guarantor except with respect to the default satisfied, it being the intent hereof that this Contract of Guaranty and the obligations of Guarantor hereunder shall be continuing and irrevocable until the Note has been paid in full and all obligations under the Loan Documents satisfied. Notwithstanding the foregoing or anything else set forth herein, and in addition thereto, if at any time all or any part of any payment received by Lender from Guarantor under or with respect to this Contract of Guaranty is or must be rescinded or returned for any reason whatsoever (including, but not limited to, determination that said payment was a voidable preference under insolvency, bankruptcy or reorganization laws), then Guarantor's obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous receipt of payment by Lender, and Guarantor's obligations hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment to Lender had never been made. The provisions of the foregoing sentence shall survive termination of this Contract of Guaranty, cancellation of the Note and termination of the other Loan Documents and shall remain a valid and binding obligation of Guarantor until satisfied.

            5. Guarantor hereby waives notice of acceptance of this Contract of Guaranty by Lender, and this Contract of Guaranty shall immediately be binding, upon Guarantor.

          6. Guarantor hereby waives and agrees not to assert or take advantage of:

          (a) any right to require Lender to proceed against Borrower or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender's power before proceeding against Guarantor hereunder.

          (b) any defense that may arise by reason of the incapacity, lack of authority, death of disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

          (c) demand, presentment for payment, notice of non-payment, protest, notice of protest and all other notices of any kind, including, without limitation, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or Guarantor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender or in connection with the Indebtedness;

          (d) any defense based upon an election of remedies by Lender, including without limitation, an election to proceed by non-judicial rather than judicial foreclosure which destroys or otherwise impairs any or all of the subrogation rights of Guarantor, the right of Guarantor to proceed against Borrower for reimbursement, or both;

          (e) all duty or obligation on Lender's part to perfect, protect, not impair retain or enforce any security for the payment of the Indebtedness or performance of any of the other obligations guaranteed hereby;

          (f) any right of recourse against Lender by reason of any action Lender may take or omit to take under this Contract of Guaranty or under any of the other Loan Documents, including, without limitation, any such action which directly or indirectly results in or aids the discharge of Borrower for any indebtedness, whether by operation of law or otherwise;

          (g) any defense arising by reason of the application by Borrower of the proceeds of any of the Indebtedness for purposes other than the purposes represented by Borrower or Lender or intended or understood by Lender or Guarantor; and

          (h) any duty on the part of Lender to disclose to Guarantor any facts Lender may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower and of any and all circumstances bearing on the risk of non-payment of the Indebtedness and/or non-performance of any of the other obligations guaranteed hereby.

        7. In addition to all liens and rights of setoff given to Lender by law against any property of Borrower or of Guarantor, Lender shall have a general lien on and security interest in and a right of setoff against all property of Guarantor now or hereafter in the physical possession of or on deposit with Lender or Lender's affiliates, whether held in a general or special account, on deposit or for safekeeping or otherwise. Each such lien, security interest and right of setoff may be enforced or exercised without demand upon or notice to Guarantor at any time following failure of performance by Guarantor hereunder, shall continue in full force unless specifically waived or released by Lender in writing and shall not be deemed waived by any conduct of Lender, by any failure of Lender to exercise any such right of setoff or to enforce any such lien or security interest or by any neglect or delay in so doing.

        8. All existing and future indebtedness of Borrower to Guarantor or to any person controlled or owned in whole or in part by Guarantor and the right of Guarantor to withdraw or to cause or permit any person controlled or owned in whole or in part by Guarantor to withdraw any capital invested by Guarantor or such person in Borrower, is hereby deferred, postponed and subordinated to the Indebtedness and the liens and security interests of the Indenture and the other Loan Documents. Furthermore, without the prior written consent of Lender, such subordinated indebtedness shall not be paid and such capital shall not be withdrawn in whole or in part nor shall Guarantor accept or cause or permit any person controlled or owned in whole or in part by Guarantor to accept any payment of or on account of any such subordinated indebtedness or as a withdrawal of capital while this Contract of Guaranty is in effect. Each payment by Borrower in violation of this Contract of Guaranty shall be received by the person to whom paid in trust for Lender, and Guarantor shall cause the same to be paid to Lender immediately on account of the Indebtedness. No such payment shall reduce or affect in any manner the liability of Guarantor under this Contract of Guaranty.

        9. If Guarantor shall file a claim in any bankruptcy or other proceeding in which the filing of claims is required by law, Guarantor shall assign to Lender all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and any rights of Guarantor thereunder as security for the performance of Guarantor's obligations hereunder. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender's nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall, upon notice thereof, pay to Lender the full amount thereof and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor's rights to any payments or distributions to which Guarantor would otherwise be entitled.

         10. With or without notice to Guarantor, Lender, in Lender's sole discretion and at any time and from time to time and in such manner and upon such terms as Lender deems fit, may: (a) apply any or all payments or recoveries from Borrower or from any other guarantor or endorser under any other instrument or realized from any security, in such manner and order of priority as Lender may determine, to any indebtedness of Borrower to Lender, whether or not such indebtedness is guaranteed hereby or is otherwise secured or is due at the timeof such application; or (b) refund to Borrower any payment received by Lender upon the Indebtedness without affecting in any way Guarantor's obligation or liability hereunder.

         11. The amount of Guarantor's liability and all rights, powers and remedies of Lender hereunder shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Lender under the Loan Documents and/or otherwise by law.
This Contract of Guaranty is in addition to the guaranty of any other guarantor of the Indebtedness and/or the other obligations guaranteed hereby.

         12. The liability of Guarantor under this Contract of Guaranty shall be an absolute, direct, immediate and unconditional guarantee of payment and not of collectibility. The obligations of Guarantor hereunder are independent of the obligations of Borrower and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor, whether or not Borrower is joined therein or a separate action or actions are brought against Borrower. Lender may maintain successive actions for other defaults. Lender's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless the Indebtedness has been paid in full and the other obligations guaranteed hereby are satisfied.

         13. Notwithstanding the fact that Borrower may be a corporation or a partnership, Lender is not to be concerned to see or inquire into the powers of Borrower, its directors, officers, partners, associates or other agents acting or purporting to act on its behalf, Guarantor hereby representing that such powers exist, and monies in fact borrowed from Lender in connection with the Loan in the professed exercise of such powers shall be deemed to form a part of the liabilities guaranteed, even though the borrowing or obtaining of such monies be in excess of the powers of Borrower or of the directors, partners, officers, associates or other agents thereof, or shall be in any way irregular, defective or informal.

         14. Guarantor hereby agrees, as a material inducement to Lender to make the Loan to Borrower, to furnish to Lender all of the financial reports required to be delivered pursuant to the provisions of Section 4.1(p) of the Loan Agreement. Guarantor hereby warrants and represents to Lender that any and all financial data which have heretofore been given or may hereafter be given to Lender with respect to Guarantor, Borrower and Tenant (as defined in the Loan Agreement) did or will at the time of such delivery fairly and accurately present the financial condition of the persons and entities covered thereby.

       15. Guarantor hereby agrees, as a material inducement to Lender to make the Loan to Borrower, to furnish to Lender all of the documents, opinions and agreements required to be delivered in connection with any securitization of the Loan, as outlined in Sections 4.1(r) and (s) of the Loan Agreement.

       16. Lender, in its sole discretion, may at any time enter into agreements with Borrower or with any other person to amend, modify or change any of the Loan Documents or any document or agreement relating in any way to the terms and provisions of the Loan Documents, including, without limitation, the plans and specifications and/or any contracts or subcontracts relating to the construction, if any, to be performed pursuant to the terms of the Loan Agreement, or may at any time waive or release any provision or provisions thereof and, with reference thereto, may make and enter into all such agreements as Lender may deem proper or desirable, without any notice or further assent from Guarantor and without in any manner impairing or affecting this Contract of Guaranty or any of Lender's rights or Guarantor's obligations hereunder.

       17. Guarantor hereby agrees to pay to Lender, upon demand, reasonable attorneys' fees and all costs and other expenses which Lender expends or incurs in collecting or compromising the Indebtedness or in enforcing this Contract of Guaranty against Guarantor whether or not suit is filed, including, without limitation, all costs, attorneys' fees and expenses incurred by Lender in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving Borrower and/or Guarantor which in any way affect the exercise by Lender of its rights and remedies hereunder. Any and all such costs, attorneys' fees and expenses not so paid shall bear interest at the Default Rate, as defined in the Note, from the date incurred by Lender until paid by Guarantor.

       18. Should any one or more provisions of this Contract of Guaranty be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

       19. In the event that Guarantor pays any of the Indebtedness prior to the expiration of any applicable notice and cure period and/or performs any of the other obligations guaranteed hereby prior to the expiration of any applicable notice and cure period, said payment and/or performance by Guarantor shall be deemed to have cured the applicable default under the Loan Documents.

       20. No provision of the Contract of Guaranty or right of Lender hereunder can be waived nor can Guarantor be released from Guarantor's obligations hereunder except by a writing duly executed by Lender. This Contract of Guaranty may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever except by the express terms of a writing duly executed by Lender and Guarantor.

     21. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural, and the masculine shall include the feminine and neuter and vice versa. The word "person" as used herein shall include any individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever.

     22. In the event that any/or all of the Indebtedness is assigned by Lender, this Contract of Guaranty shall automatically be assigned therewith in whole or in part, as applicable, without the need of any express assignment and when so assigned. Guarantor shall be bound as set forth herein to the assignee(s) without in any manner affecting Guarantor's liability hereunder for any part of the Indebtedness retained by Lender. For all purposes herein the term "Guarantor" shall mean each of the persons comprising Guarantor, separately, and/or (as the context requires) all of said persons together (i.e. all covenants, representations and warranties made by Guarantor hereunder are jointly and severally made by each and all of the persons comprising Guarantor and said persons comprising Guarantor shall be jointly and severally liable for performance of all obligations of Guarantor hereunder) and lender may exercise any or all of its rights hereunder against all of said persons or any one or more of same individually, as determined by lender in its sole subjective discretion, the liability of each such person being for the entire Indebtedness and the entire other obligations guaranteed hereby.

     23. This Contract of Guaranty shall inure to the benefit of and bind the heirs, legal representatives, administrators, executors, successors and assigns of Lender and Guarantor.

     24. This Contract of Guaranty shall be governed by and construed in accordance with the laws of the State of Illinois, except to the extent that any of such laws may now or hereafter be preempted by Federal law, in which case, such Federal law shall so govern and be controlling.

     25. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of same in person to the addressee or by depositing same with a carrier in the business of making guaranteed overnight deliveries for next business day delivery or by depositing same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed as follows:


     If To Lender:     Carbon Capital Mortgage Partners, L.P.
                       11601 Wilshire Boulevard, Suite 2440
                       Los Angeles, California 90025
                       Attention:     Mitchell Clarfield

     With copy to:     Battle Fowler LLP
                       Park Avenue Tower

                            75 East 55th Street
                            New York, New York  10022
                            Attention:  Alvin J. Sarter, Esq.

        If to Guarantor:    HOB Entertainment, Inc.
                            8439 Sunset Boulevard
                            West Hollywood, California   90069
                            Attention:  Joseph C. Kaczorowski

        with copy to:       Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                            1500 NationsBank Plaza
                            300 Convent Street
                            San Antonio, Texas  70205
                            Attention:  Cecil Schenker, P.C.

     All notices, demands and requests shall be effective upon such personal delivery or upon being deposited with the above-referenced overnight carrier or in the United States mail as required above. However, with respect to notices, demands or request so deposited with the above-referenced overnight carrier or in the United States mail, the time period in which a response to any such notice, demand or request must be given shall commence to fun from the next business day following any such deposit with the above-referenced overnight carrier or, in the case of a deposit in the United States mail as provided above, the date on the return receipt of the notice, demand or request reflecting the date of delivery or rejection of the same by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least 30 days' written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

          26. The validity of this Contract of Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired by reason of the transfer by Borrower of all or any part of Borrower's right, title and interest in and to the Property or any part thereof or any interest therein to any other person or by reason of any further encumbering of the Property or any part thereof or any interest therein.

          27. Guarantor hereby agrees that this Contract of Guaranty, the Indebtedness and all other obligations guaranteed hereby, shall remain in full force and effect at all times hereinafter until paid and/or performed in full notwithstanding any action or undertakings by, or against, Lender, Guarantor, Borrower, any partner in Borrower and/or concerning any collateral securing the Loan in any proceeding in the United States Bankruptcy Court pursuant to any Chapter of the Bankruptcy Code or the Rules of Bankruptcy Procedure as same may be applicable from time-to-time, including, without limitation, any proceeding relating to valuation of collateral and/or to election or imposition of secured or unsecured claim status upon claims by Lender.

       28. This Contract of Guaranty may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effects as if all parties hereto had signed the same signature page. Any signature page of this Contract of Guaranty may be detached from any counterpart of this Contract of Guaranty without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Contract of Guaranty identical in form hereto but having attached to it one or more additional signature pages.

       29. The obligations and liabilities of Guarantor under this Contract of Guaranty are in addition to the obligations and liabilities of Guarantor under the Other Guaranties (as hereinafter defined). The discharge of Guarantor's obligations and liabilities under any one or more of the Other Guaranties by Guarantor or by reason of operations of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of Guarantor's obligations and liabilities under this Contract of Guaranty. Conversely, the discharge of Guarantor's obligations and liabilities under this Contract of Guaranty by Guarantor or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of Guarantor's obligations and liabilities under any of the Other Guaranties. The term "Other Guaranties" as used herein shall mean any other guaranty of payment, guaranty of performance, completion guaranty, indemnification agreement or other guaranty or instrument of personal recourse obligation or undertaking of any nature whatsoever (other than this Contract of Guaranty) now or hereafter executed and delivered by Guarantor to Lender in connection with the Loan.

       30. (i) In the event either a petition is filed under Title 11 of the United States Code as now constituted or hereafter amended (herein referred to as the "Bankruptcy Code") or under any other applicable Federal or state
        ---------------
bankruptcy law or other similar law in regard to Borrower or an action or proceeding is commenced for the benefit of the creditors of Borrower, this Contract of Guaranty shall at all times thereafter remain effective in regard to any payments or other transfers of assets to Lender received from or on behalf of Borrower which are or may be held voidable on the grounds of preference or fraud, whether or not the Debt has been paid in full.

           (ii) If at any time any payment, or portion thereof, made by, or for the account of, the Guarantor on account of the obligations under this Contract of Guaranty, is set aside by any court or trustee having jurisdiction as a voidable preference, fraudulent conveyance or otherwise as being subject to avoidance or recovery under the provisions of the Bankruptcy Code or under any other applicable Federal or state bankruptcy law or similar law, the undersigned hereby agrees that this Contract of Guaranty (x) shall continue and remain in full force and effect or (y) if previously terminated as a result of the

Guarantor having fulfilled its obligations hereunder in full or as a result of Lender having released the Guarantor from its obligations and liabilities hereunder, shall without further act or instrument be reinstated and shall thereafter remain in full force and effect, in either case with the same force and effect as though such payment or portion thereof had not been made, and if applicable, as if such previous termination had not occurred.

          31. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND LENDER BY ITS ACCEPTANCE OF THIS CONTRACT OF GUARANTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS CONTRACT OF GUARANTY.

          32. Notwithstanding anything to the contrary which may be contained in this Contract of Guaranty, the Guarantor shall not have the right to exercise any right of subrogation with respect to the Borrower arising out of payments made under this Contract of Guaranty until three hundred eighty days after the Indebtedness has been paid in full to Lender.

          IN WITNESS WHEREOF, Guarantor had executed this Contract of Guaranty as of the day and year first above written.


                                 GUARANTOR:

                                 HOB ENTERTAINMENT, INC., a
                                 Delaware corporation


                                 By:   /s/ Joseph C. Kaczorowski
                                    -----------------------------------
                                    Name:  Joseph C. Kaczorowski
                                    Title: Executive Vice President


                                 LENDER:

                                 CARBON CAPITAL MORTGAGE PARTNERS, L.P.,
                                 a Delaware limited partnership

                                 By:  Carbon Mesa Partners, L.P., a Delaware
                                      limited partnership, its general partner


                                      By: /s/ Mitchell D. Clarfield
                                         ------------------------------
                                         Name:  Mitchell D. Clarfield
                                         Title: President

STATE OF   California)
          ------------
                     )ss:
COUNTY OF Los Angeles)
          ------------

      I, Cheryl S. Sims, a Notary Public in and for said County, in the State
        ---------------
aforesaid, do hereby certify that Joseph Kaczorowski, the Executive Vice
                                  ------------------      --------------
President of HOB Entertainment, Inc., a Delaware corporation, who is personally
---------
known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that (s)he signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said partnership, for the uses and purposes therein set forth.

      GIVEN under my hand and notarial seal, this 29/th/ day of April, 1997.
                                                  ------


                                                           /s/ Cheryl S. Sims
                                                         ----------------------
                                                              Notary Public

My Commission Expires:

  June 9, 2000                  [SEAL]

STATE OF  California    )
         --------------
                        )ss:
COUNTY OF   Los Angeles )
          -------------


          I, S.L Wessendorf, a Notary Public in and for said County, in the
            ---------------
State aforesaid, do hereby certify that Mitchell D. Clarfield, the President
                                        ---------------------      ---------
of Carbon Mesa Management, Inc., a California corporation, the general partner of Carbon Mesa Partners, L.P., a Delaware limited partnership, the general partner of Carbon Capital Mortgage Partners, L.P., a Delaware limited partnership, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that (s)he signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said partnership, for the uses and purposes therein set forth.

          GIVEN under my hand and notarial seal, this  29  day of April, 1997.
                                                      ----

                                                 /s/ S.L. Wessendorf
                                             ---------------------------------
                                                                Notary Public

My Commission Expires:


           [SEAL]

                                   EXHIBIT A

   PARCEL 1:

ALL THE PROPERTY AND SPACE IN LOT 4 IN HARPER'S RESUBDIVISION OF MARINA CITY, BEING A RESUBDIVISION OF PART OF BLOCK 1 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, AND PART OF BLOCK 1 IN KINZIE'S ADDITION TO CHICAGO, BEING A SUBDIVISION OF THE NORTH FRACTION OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 15, 1977 AS DOCUMENT NO. 24238690, IN COOK COUNTY, ILLINOIS, ABOVE A HORIZONTAL PLANE HAVING ELEVATIONS OF 7.50 FEET ABOVE CHICAGO CITY DATUM AND BELOW A HORIZONTAL PLANE HAVING ELEVATIONS OF 124.00 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE HORIZONTAL BOUNDARY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF LOT 4 IN HARPER'S RESUBDIVISION OF MARINA CITY, BEING A POINT ON THE EAST LINE OF N. DEARBORN STREET, 90 FEET SOUTH OF THE NORTHWEST CORNER OF BLOCK 1 OF ORIGINAL TOWN OF CHICAGO AS MEASURED ALONG SAID EAST LINE OF N. DEARBORN STREET; THENCE SOUTH ON THE EAST LINE OF N. DEARBORN STREET A DISTANCE OF 209.62 FEET; THENCE EAST PERPENDICULAR TO THE EAST LINE OF
N. DEARBORN STREET, A DISTANCE OF 4.32 FEET TO THE POINT OF BEGINNING OF THE HORIZONTAL BOUNDARY FOR THE PROPERTY AND SPACE HEREINAFTER DESCRIBED; THENCE NORTH ALONG THE ARC OF A CIRCLE CONVEX TO THE NORTHWEST, HAVING A RADIUS OF
20.87 FEET, A DISTANCE OF 32.75 FEET TO A POINT, SAID POINT IS 188.74 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF N. DEARBORN STREET, AND 25.18 FEET EAST OF SAID EAST LINE OF N. DEARBORN STREET AS MEASURED PERPENDICULAR THERETO; THENCE NORTH ALONG A STRAIGHT LINE A DISTANCE OF
3.05 FEET, TO A POINT ON THE NORTH FACE OF A CONCRETE WALL, SAID POINT IS 185.69 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF N. DEARBORN STREET, AND 25.36 FEET EAST OF SAID EAST LINE OF N. DEARBORN STREET AS MEASURED PERPENDICULAR THERETO; THENCE EAST ALONG A STRAIGHT LINE, BEING THE NORTH FACE OF A CONCRETE WALL, A DISTANCE OF 62.26 FEET TO A POINT, SAID POINT IS 189.38 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG SAID EAST LINE OF N. DEARBORN STREET AND 87.51 FEET EAST OF SAID EAST LINE OF N. DEARBORN STREET AS MEASURED PERPENDICULAR THERETO, BEING THE NORTHEAST CORNER OF THE HEREINBEFORE MENTIONED CONCRETE WALL; THENCE SOUTH ALONG A STRAIGHT LINE, A DISTANCE OF 2.00 FEET TO A POINT, SAID POINT IS 191.38 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF
N. DEARBORN STREET, AND 87.39 FEET EAST OF SAID EAST LINE OF N. DEARBORN
STREET AS MEASURED PERPENDICULAR THERETO; THENCE EAST ALONG A STRAIGHT LINE PERPENDICULAR TO THE EAST LINE OF N. DEARBORN STREET, A DISTANCE OF 28.23 FEET TO A POINT ON THE SOUTH MOST EAST LINE OF LOT 4 IN HARPER'S RESUBDIVISION OF MARINA CITY; THENCE SOUTH ALONG SAID EAST LINE OF LOT 4 IN HARPER'S RESUBDIVISION OF MARINA CITY, A DISTANCE OF 76.67 FEET TO AN ANGLE CORNER OF SAID LOT 4; THENCE WEST ALONG A STRAIGHT LINE, A DISTANCE OF 28.10 FEET TO A POINT; THENCE SOUTH ALONG A STRAIGHT LINE, A DISTANCE OF 2.05 FEET TO A POINT ON THE LINE BETWEEN LOTS 3 AND 4 IN HARPER'S RESUBDIVISION OF MARINA CITY, SAID POINT IS 88.86 FEET EAST OF THE EAST LINE OF N. DEARBORN STREET, AS MEASURED ALONG SAID LINE BETWEEN LOTS 3 AND 4 IN HARPER'S RESUBDIVISION OF MARINA CITY; THENCE WEST ALONG THE LINE BETWEEN LOTS 3 AND 4 IN HARPER'S RESUBDIVISION OF MARINA CITY, A DISTANCE OF 62.83 FEET TO A POINT; THENCE NORTH ALONG A STRAIGHT LINE, A DISTANCE OF 3.40 FEET TO A POINT,

SAID POINT IS 272.21 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF N. DEARBORN STREET, AND 25.75 FEET EAST OF SAID EAST LINE OF N. DEARBORN STREET AS MEASURED PERPENDICULAR THERETO; THENCE WEST ALONG THE ARC OF A CIRCLE CONVEX TO THE SOUTHWEST, HAVING A RADIUS OF 20.87 FEET, A DISTANCE OF 33.33 FEET TO A POINT, SAID POINT IS 251.34 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF N. DEARBORN STREET, AND 4.32 FEET EAST OF SAID EAST LINE OF N. DEARBORN STREET AS MEASURED PERPENDICULAR THERETO; THENCE NORTH ALONG A STRAIGHT LINE PARALLEL WITH THE EAST LINE OF N. DEARBORN STREET. A DISTANCE OF 41.72 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

  EXCEPTING FROM THE FOREGOING THE FOLLOWING TWO PARCELS:

(1) ALL THAT PROPERTY AND SPACE BELOW A HORIZONTAL PLANE WITH AN ELEVATION OF 33 FEET ABOVE CHICAGO CITY DATUM AND LYING EAST OF THE VERTICAL PROJECTION OF A LINE DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT WHICH IS 189.22 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF NORTH DEARBORN STREET, AND 84.85 FEET EAST OF SAID EAST LINE OF NORTH DEARBORN STREET AS MEASURED PERPENDICULAR THERETO; THENCE SOUTH ALONG A STRAIGHT LINE, A DISTANCE OF 81.39 FEET TO A POINT ON THE LINE BETWEEN LOTS 3 AND 4 IN HARPER'S RESUBDIVISION OF MARINA CITY, SAID POINT BEING 86.05 EAST OF THE EAST LINE OF NORTH DEARBORN STREET, AS MEASURED ALONG SAID LINE BETWEEN LOTS 3 AND 4 IN HARPER'S RESUBDIVISION OF MARINA CITY.

(2) AND ALSO EXCEPTING ALL THAT PROPERTY AND SPACE BELOW A HORIZONTAL PLANE WITH AN ELEVATION OF 33 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE WITH AN ELEVATION OF 22 FEET ABOVE CHICAGO CITY DATUM AND LYING EAST OF THE VERTICAL PROJECTION OF A LINE DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT WHICH IS 188.50 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF NORTH DEARBORN STREET, AND 72.78 FEET
EAST OF SAID EAST LINE OF NORTH DEARBORN STREET AS MEASURED PERPENDICULAR THERETO; THENCE SOUTH ALONG A STRAIGHT LINE, A DISTANCE OF 83.12 FEET TO A POINT ON THE LINE BETWEEN LOTS 3 AND 4 IN HARPER'S RESUBDIVISION OF MARINA CITY, SAID POINT BEING 73.95 FEET EAST OF THE EAST LINE OF NORTH DEARBORN STREET, AS MEASURED ALONG SAID LINE BETWEEN LOTS 3 AND 4 IN HARPER'S SUBDIVISION OF MARINA CITY.

ALSO:

ALL THE PROPERTY AND SPACE IN LOT 3 IN HARPER'S RESUBDIVISION OF MARINA CITY, BEING A RESUBDIVISION OF PART OF BLOCK 1 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND PART OF BLOCK 1 IN KINZIE'S ADDITION TO CHICAGO, BEING A SUBDIVISION OF THE NORTH FRACTION OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 15, 1977 AS DOCUMENT NO. 24238690, IN COOK COUNTY, ILLINOIS ABOVE A HORIZONTAL PLANE HAVING ELEVATIONS OF 33 FEET ABOVE CHICAGO CITY DATUM AND BELOW A HORIZONTAL PLANE HAVING ELEVATIONS OF 100 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE HORIZONTAL BOUNDARY DESCRIBED AS FOLLOWS:

COMMENCING AT THE MOST WESTERLY NORTHWEST CORNER OF LOT 3 IN HARPER'S RESUBDIVISION OF MARINA CITY; THENCE EAST ALONG THE NORTH LINE OF SAID LOT 3, A DISTANCE OF 116.88

FEET TO AN ANGLE CORNER OF SAID LOT 3, BEING THE POINT OF BEGINNING FOR THE LAND, PROPERTY AND SPACE HEREIN DESCRIBED; THENCE NORTH ALONG THE LINE BETWEEN LOTS 3 AND 4 IN SAID HARPER'S RESUBDIVISION OF MARINA CITY, A DISTANCE OF 52.53 FEET TO A POINT; THENCE SOUTH ALONG A STRAIGHT LINE PARALLEL WITH THE EAST LINE OF NORTH DEARBORN STREET, A DISTANCE OF 76.67 FEET TO A POINT; THENCE EAST ALONG A STRAIGHT LINE PERPENDICULAR TO THE EAST LINE OF NORTH DEARBORN STREET, A DISTANCE OF 52.53 FEET TO A POINT; THENCE SOUTH ALONG A STRAIGHT LINE PARALLEL WITH THE EAST LINE OF NORTH DEARBORN STREET, A DISTANCE OF 76.96 FEET TO A POINT; THENCE WEST ALONG A STRAIGHT LINE, A DISTANCE OF 51.68 FEET TO THE POINT OF BEGINNING, EXCEPTING FROM THE FOREGOING THE FOLLOWING: ALL THAT PROPERTY AND SPACE BELOW A HORIZONTAL PLANE WITH AN ELEVATION OF 45.60 FEET ABOVE CHICAGO CITY DATAM AND EAST OF THE VERTICAL PROJECTION OF A LINE 154.62 FEET EAST OF AND PARALLEL WITH THE EAST LINE OF NORTH DEARBORN STREET.

ALSO:  (ELEVATOR PARCEL)

ALL THE PROPERTY AND SPACE IN LOT 4 IN HARPER'S RESUBDIVISION OF MARINA CITY, BEING A RESUBDIVISION OF PART OF BLOCK 1 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND PART OF BLOCK 1 IN KINZIE'S ADDITION TO CHICAGO, BEING A SUBDIVISION OF THE NORTH FRACTION OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 15, 1977 AS DOCUMENT NO. 24238690, IN COOK COUNTY, ILLINOIS, ABOVE A HORIZONTAL PLANE HAVING ELEVATIONS OF 7.50 FEET ABOVE CHICAGO CITY DATUM AND BELOW A HORIZONTAL PLANE HAVING ELEVATIONS OF 33 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE HORIZONTAL BOUNDARY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF LOT 4 IN HARPER'S RESUBDIVISION OF MARINA CITY; THENCE EAST ALONG A SOUTHERLY LINE OF SAID LOT 4, A DISTANCE OF 116.88 FEET TO A CORNER OF SAID LOT 4; THENCE NORTHERLY ALONG A PERIPHERAL LINE OF
SAID LOT 4, A DISTANCE OF 12.58 FEET TO A POINT; THENCE WESTERLY ALONG A LINE PERPENDICULAR TO THE LAST HEREIN DESCRIBED LINE A DISTANCE OF 4.53 FEET TO THE POINT OF BEGINNING FOR THE PARCEL HEREINAFTER DESCRIBED; THENCE NORTHERLY ALONG A LINE PERPENDICULAR TO THE LAST HEREIN DESCRIBED LINE A DISTANCE OF 9.33 FEET TO A POINT; THENCE WESTERLY ALONG A LINE PERPENDICULAR TO THE LAST HEREIN DESCRIBED LINE A DISTANCE OF 7.52 FEET TO A POINT; THENCE SOUTHERLY ALONG A LINE PERPENDICULAR TO THE LAST HEREIN DESCRIBED LINE A DISTANCE OF 9.33 FEET TO THE POINT; THENCE EASTERLY ALONG A LINE PERPENDICULAR TO THE LAST HEREIN DESCRIBED LINE A DISTANCE OF 7.52 FEET TO THE POINT OF BEGINNING.

ALSO:   (ENTRANCE PARCEL)

ALL THE PROPERTY AND SPACE IN LOTS 3 AND 4 IN HARPER'S RESUBDIVISION OF MARINA CITY, BEING A RESUBDIVISION OF PART OF BLOCK 1 IN ORIGINAL TOWN OF CHICAGO IN
SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND PART OF BLOCK 1 IN KINZIE'S ADDITION TO CHICAGO, BEING A SUBDIVISION OF THE NORTH FRACTION OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 15, 1977 AS DOCUMENT NO. 24238690, IN COOK COUNTY, ILLINOIS, ABOVE A HORIZONTAL PLANE HAVING ELEVATIONS OF 33 FEET ABOVE CHICAGO CITY DATUM AND BELOW A HORIZONTAL PLANE HAVING ELEVATIONS OF 46.50 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE
VERTICAL PROJECTION OF THE HORIZONTAL BOUNDARY DESCRIBED AS FOLLOWS:

BEGINNING AT THE HEREINBEFORE MENTIONED POINT 191.38 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF NORTH DEARBORN STREET, AND 87.39 FEET EAST OF SAID EAST LINE OF NORTH DEARBORN STREET AS MEASURED PERPENDICULAR THERETO; THENCE NORTH ALONG A STRAIGHT LINE, A DISTANCE OF 2 FEET TO THE HEREINBEFORE MENTIONED POINT 189.38 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF NORTH DEARBORN STREET, AND 87.51 FEET EAST OF SAID EAST LINE OF NORTH DEARBORN STREET AS MEASURED PERPENDICULAR THERETO; THENCE WESTERLY ALONG A STRAIGHT LINE, THE WESTERLY TERMINUS OF SAID LINE BEING THE HEREINBEFORE MENTIONED POINT 185.69 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF NORTH DEARBORN STREET, AND 25.36 FEET EAST OF SAID EAST LINE OF NORTH DEARBORN STREET AS MEASURED PERPENDICULAR THERETO, A DISTANCE OF 2.57 FEET TO A POINT; THENCE NORTH ALONG A STRAIGHT LINE, A DISTANCE OF 4.16 FEET TO A POINT, SAID POINT IS 185.07 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF NORTH DEARBORN STREET, AND 84.90 FEET EAST OF SAID EAST LINE OF NORTH DEARBORN STREET AS MEASURED PERPENDICULAR THERETO; THENCE EAST ALONG A STRAIGHT LINE, A DISTANCE OF 61.00 FEET TO A POINT, SAID POINT IS
184.48 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF NORTH DEARBORN STREET, AND 145.90 FEET EAST OF SAID EAST LINE OF NORTH DEARBORN STREET AS MEASURED PERPENDICULAR THERETO; THENCE SOUTH ALONG A STRAIGHT LINE, A DISTANCE OF 6.88 FEET TO A POINT, SAID POINT IS 191.35 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF NORTH DEARBORN STREET, AND 145.96 FEET EAST OF SAID EAST LINE OF NORTH DEARBORN STREET AS MEASURED PERPENDICULAR THERETO; THENCE WEST ALONG A STRAIGHT LINE, A DISTANCE OF
58.57 FEET TO THE POINT OF BEGINNING.

ALSO:  (SOUTH STAIRWELL PARCEL)

ALL THE PROPERTY AND SPACE IN LOT 4 IN HARPER'S RESUBDIVISION OF MARINA CITY, BEING A RESUBDIVISION OF PART OF BLOCK 1 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND PART OF BLOCK 1 IN KINZIE'S ADDITION TO CHICAGO, BEING A SUBDIVISION OF THE NORTH FRACTION OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 15, 1977 AS DOCUMENT NO. 24238690, IN COOK COUNTY, ILLINOIS, ABOVE A HORIZONTAL PLANE HAVING ELEVATIONS OF 7.50 FEET ABOVE CHICAGO CITY DATUM AND BELOW A HORIZONTAL PLANE HAVING ELEVATIONS OF 92.67 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE HORIZONTAL BOUNDARY DESCRIBED AS FOLLOWS:

BEGINNING AT THE HEREINBEFORE DESCRIBED POINT 272.21 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF NORTH DEARBORN STREET, AND 25.75 FEET EAST OF SAID EAST LINE OF NORTH DEARBORN STREET AS MEASURED PERPENDICULAR THERETO; THENCE WEST ALONG THE HEREINBEFORE DESCRIBED ARC OF A CIRCLE CONVEX TO THE SOUTHWEST, HAVING A RADIUS OF 20.87 FEET, SAID ARC TERMINATING AT A POINT 251.34 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF NORTH DEARBORN STREET, AND 4.32 FEET EAST OF SAID EAST LINE OF NORTH DEARBORN STREET AS MEASURED PERPENDICULAR THERETO, A DISTANCE OF 19.72 FEET TO A POINT; THENCE WESTERLY ALONG A LINE PARALLEL WITH THE MOST WESTERLY SOUTHERLY LINE OF LOT 4 IN SAID HARPER'S RESUBDIVISION OF MARINA CITY A DISTANCE OF 3.86 FEET TO A POINT; THENCE SOUTHERLY ALONG A STRAIGHT LINE PERPENDICULAR TO THE LAST DESCRIBED LINE, A DISTANCE OF 12 FEET
TO A POINT; THENCE EASTERLY ALONG A STRAIGHT LINE PERPENDICULAR TO THE LAST DESCRIBED LINE, A DISTANCE OF 20.56 FEET TO A POINT; THENCE NORTHERLY ALONG A STRAIGHT LINE, A DISTANCE OF 2.40 FEET TO THE POINT OF BEGINNING.

ALSO:   (NORTH STAIRWALL PARCEL)

ALL THE PROPERTY AND SPACE IN LOT 4 IN HARPER'S RESUBDIVISION OF MARINA CITY, BEING A RESUBDIVISION OF PART OF BLOCK 1 IN ORIGINAL TOWN OF CHICAGO, IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND PART OF BLOCK 1 IN KINZIE'S ADDITION TO CHICAGO, BEING A SUBDIVISION OF THE NORTH FRACTION OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 15, 1977 AS DOCUMENT NO. 24238690, IN COOK COUNTY, ILLINOIS, ABOVE A HORIZONTAL PLANE HAVING ELEVATIONS OF 7.50 FEET ABOVE CHICAGO CITY DATUM AND BELOW A HORIZONTAL PLANE HAVING ELEVATIONS OF 92.67 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE HORIZONTAL BOUNDARY DESCRIBED AS FOLLOWS:

COMMENCING AT THE POINT OF BEGINNING FOR THE FIRST HEREINBEFORE DESCRIBED PARCEL; THENCE NORTH ALONG THE HEREINBEFORE DESCRIBED ARC OF A CIRCLE CONVEX TO THE NORTHWEST, HAVING A RADIUS OF 20.87 FEET, SAID ARC TERMINATING AT A POINT
188.74 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF NORTH DEARBORN STREET, AND 25.18 FEET EAST OF SAID EAST LINE OF NORTH DEARBORN STREET AS MEASURED PERPENDICULAR THERETO, A DISTANCE OF 12.70 FEET TO THE POINT OF BEGINNING FOR THE PARCEL HEREINAFTER DESCRIBED; THENCE CONTINUING ALONG SAID ARC OF A CIRCLE, A DISTANCE OF 20.05 FEET TO SAID ARC'S TERMINATING POINT; THENCE NORTH ALONG THE HEREINBEFORE DESCRIBED STRAIGHT LINE TERMINATING AT A POINT 185.69 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF NORTH DEARBORN STREET, AND 25.36 FEET EAST OF SAID EAST LINE OF NORTH DEARBORN STREET AS MEASURED PERPENDICULAR THERETO, A DISTANCE OF
2.05 FEET TO A POINT; THENCE WESTERLY ALONG A STRAIGHT LINE, A DISTANCE OF 20.25 FEET TO A POINT, SAID POINT IS 185.38 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF NORTH DEARBORN STREET, AND 4.82 FEET EAST OF SAID EAST LINE OF NORTH DEARBORN STREET AS MEASURED PERPENDICULAR THERETO; THENCE SOUTHERLY ALONG A STRAIGHT LINE PERPENDICULAR TO THE LAST DESCRIBED LINE, A DISTANCE OF 12 FEET TO A POINT; THENCE EASTERLY ALONG A LINE PERPENDICULAR TO THE LAST DESCRIBED LINE, A DISTANCE OF 3.72 FEET TO THE POINT OF BEGINNING;

ALSO:

ALL THE PROPERTY AND SPACE IN LOT 4 IN HARPER'S RESUBDIVISION OF MARINA CITY, BEING A RESUBDIVISION OF PART OF BLOCK 1 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND PART OF BLOCK 1 IN KINZIE'S ADDITION TO CHICAGO, BEING A SUBDIVISION OF THE NORTH FRACTION OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 15, 1977 AS DOCUMENT NO. 24238690, IN COOK COUNTY, ILLINOIS, ABOVE THE HORIZONTAL PLANE HAVING ELEVATIONS OF 7.50 FEET ABOVE CHICAGO CITY DATUM AND BELOW A HORIZONTAL PLANE HAVING ELEVATIONS OF 33 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE HORIZONTAL BOUNDARY DESCRIBED AS FOLLOWS:

COMMENCING AT THE HEREINBEFORE DESCRIBED POINT 272.21 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF NORTH DEARBORN STREET, AND 25.75 FEET EAST OF SAID EAST LINE OF NORTH DEARBORN STREET AS MEASURED PERPENDICULAR THERETO; THENCE WEST ALONG THE HEREINBEFORE DESCRIBED ARC OF A CIRCLE CONVEX TO THE SOUTHWEST, HAVING A RADIUS OF 20.87 FEET, SAID ARC TERMINATING AT A POINT 251.34 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, MEASURED ALONG THE EAST LINE OF NORTH

DEARBORN STREET, AND 4.32 FEET EAST OF SAID EAST LINE OF NORTH DEARBORN STREET AS MEASURED PERPENDICULAR THERETO, A DISTANCE OF 19.72 FEET TO THE POINT OF BEGINNING FOR THE LAND PROPERTY AND SPACE HEREINAFTER DESCRIBED; THENCE WESTERLY ALONG A LINE PARALLEL WITH THE MOST WESTERLY SOUTHERLY LINE OF LOT 4 IN SAID HARPER'S RESUBDIVISION OF MARINA CITY, A DISTANCE OF 3.86 FEET TO A POINT; THENCE NORTHERLY ALONG A STRAIGHT LINE, A DISTANCE OF 13 FEET TO THE HEREINBEFORE MENTIONED POINT, SAID POINT BEING 251.34 FEET SOUTH FROM THE NORTHWEST CORNER OF LOT 4, AS MEASURED ALONG THE EAST LINE OF NORTH DEARBORN STREET, AND 4.32 FEET EAST OF SAID EAST LINE OF NORTH DEARBORN STREET AS MEASURED PERPENDICULAR THERETO; THENCE SOUTHEASTERLY ALONG THE HEREINBEFORE DESCRIBED ARC OF A CIRCLE, CONVEX TO THE SOUTHWEST, HAVING A RADIUS OF 20.87 FEET, A DISTANCE OF 13.61 FEET TO THE POINT OF BEGINNING, ALL IN COOK COUNTY ILLINOIS.

EASEMENT PARCEL 2:

EASEMENTS FOR THE BENEFIT OF PARCEL 1 AS CREATED BY RECIPROCAL DEVELOPMENT, OPERATING AND EASEMENT AGREEMENT, DATED JANUARY 29, 1996 MADE BY AND AMONG HOB MARINA CITY PARTNERS, L.P., A DELAWARE LIMITED PARTNERSHIP, HOB CHICAGO, INC., A DELAWARE CORPORATION AND NIKI DEVELOPMENT CORP., AN ILLINOIS CORPORATION, AS CONTAINED IN JOINDER IN AND AMENDMENT TO RECIPROCAL DEVELOPMENT, OPERATING AND EASEMENT AGREEMENT, DATED JANUARY 29, 1996 MADE BY AND AMONG HOB MARINA CITY PARTNERS, L.P., A DELAWARE LIMITED PARTNERSHIP, HOB CHICAGO, INC., A DELAWARE CORPORATION, AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST AGREEMENT DATED OCTOBER 11, 1994 AND KNOWN AS TRUST NUMBER 118880-05 AND NIKI DEVELOPMENT CORP., AN ILLINOIS CORPORATION.:

(a) TO USE THE DRIVEWAYS AND PUBLIC PARKING AREAS SUBJECT TO ANY PARKING OPERATOR'S AGREEMENT IN EFFECT IN THE "COMMON AREA" (AS DEFINED IN RECIPROCAL DEVELOPMENT, OPERATING AND EASEMENT AGREEMENT DATED JANUARY 29, 1996

(B) TO PROVIDE UNINTERRUPTED PASSAGE BY MOTOR VEHICLES (PASSENGER AND TRUCK) AND PEDESTRIANS BETWEEN THE ENTRANCES AND EXITS TO THE "DEVELOPER'S PROPERTY" (AS DEFINED IN RECIPROCAL DEVELOPMENT, OPERATING AND EASEMENT AGREEMENT NOTED ABOVE) AND INGRESS AND EGRESS TO THE COMMON AREAS OF THE PARKING FACILITIES ON THE "PROJECT" (AS DEFINED IN RECIPROCAL DEVELOPMENT, OPERATING AND EASEMENT AGREEMENT NOTED ABOVE)

(C)  TO USE THE VARIOUS WALKWAYS OF THE COMMON AREA.

EASEMENT PARCEL 3:

EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED BY RECIPROCAL DEVELOPMENT, OPERATING AND EASEMENT AGREEMENT, DATED JANUARY 29, 1996 MADE BY AND AMONG HOB MARINA CITY PARTNERS, L.P., A DELAWARE LIMITED PARTNERSHIP, HOB CHICAGO, INC., A DELAWARE CORPORATION AND NIKI DEVELOPMENT CORP., AN ILLINOIS CORPORATION, AS CONTAINED IN JOINDER IN AND AMENDMENT TO RECIPROCAL DEVELOPMENT, OPERATING AND EASEMENT AGREEMENT, DATED JANUARY 29, 1996 MADE BY AND AMONG HOB MARINA CITY PARTNERS, L.P., A DELAWARE LIMITED PARTNERSHIP, HOB CHICAGO, INC., A DELAWARE CORPORATION, AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST AGREEMENT DATED OCTOBER 11, 1994 AND KNOWN AS TRUST NUMBER 118880-05 AND NIKI DEVELOPMENT CORP., AN ILLINOIS CORPORATION AND PROVIDED IN GRANT MADE BY MARINA CITY BUILDING CORPORATION, A CORPORATION DELAWARE, TO NORTH MARINA CITY BUILDING CORPORATION, A CORPORATION OF

ILLINOIS, RECORDED MARCH 20, 1965 AS DOCUMENT 19419417 OF A PERPETUAL EASEMENT TO CONSTRUCT, BUILD AND MAINTAIN THAT PORTION OF THE THEATRE BUILDING ERECTED OR BEING ERECTED BY NORTH MARINA CITY BUILDING CORPORATION ON THE SOUTHWESTERLY PORTION OF LOT 4 IN SUCH MANNER AS TO OVERHANG, PROJECT AND ENCROACH OVER, UPON AND ACROSS THAT PART OF LOT 3 DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY NORTHWEST CORNER OF LOT 3; THENCE NORTH 86 DEGREES, O1 MINUTES, 30 SECONDS EAST 116.88 FEET TO THE POINT OF BEGINNING OF THE FOLLOWING TRACT OF LAND; THENCE NORTH 0 DEGREES, 00 MINUTES 40 SECONDS EAST,
76.98 FEET TO A POINT ON THE SOUTHERLY LINE OF THE 40.0 FOOT EASEMENT STRIP OF THE CHICAGO AND NORTHWESTERN RAILWAY COMPANY; THENCE SOUTH 85 DEGREES, 42 MINUTES, 10 SECONDS EAST ALONG SAID SOUTHERLY LINE OF EASEMENT, 2.0 FEET; THENCE SOUTH 0 DEGREES, 09 MINUTES, 40 SECONDS EAST TO A POINT ON A LINE DRAWN EAST FROM THE HEREIN DESIGNATED POINT OF BEGINNING; THENCE WEST 2.0 FEET TO SAID POINT OF BEGINNING, SAID EASEMENT ALSO BEING FOR INGRESS AND EGRESS TO AND FROM SAID THEATRE AND AUDITORIUM BUILDING AND TO CONSTRUCT AND MAINTAIN THE ROOF OF SAID THEATRE BUILDING AND STRUCTURAL COMPONENTS OF SAID ROOF IN SUCH MANNER AS TO OVERHANG AND PROJECT OVER, ON AND ACROSS THE PROPERTY OF MARINA CITY BUILDING CORPORATION.

EASEMENT PARCEL 4:

EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED BY RECIPROCAL DEVELOPMENT, OPERATING AND EASEMENT AGREEMENT, DATED JANUARY 29, 1996 MADE BY AND AMONG HOB MARINA CITY PARTNERS, L.P., A DELAWARE LIMITED PARTNERSHIP, HOB CHICAGO, INC., A DELAWARE CORPORATION AND NIKI DEVELOPMENT CORP., AN ILLINOIS CORPORATION, AS CONTAINED IN JOINDER IN AND AMENDMENT TO RECIPROCAL DEVELOPMENT, OPERATING AND EASEMENT AGREEMENT, DATED JANUARY 29, 1996 MADE BY AND AMONG HOB MARINA CITY PARTNERS, L.P., A DELAWARE LIMITED PARTNERSHIP, HOB CHICAGO, INC., A DELAWARE CORPORATION, AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST AGREEMENT DATED OCTOBER 11, 1994 AND KNOWN AS TRUST NUMBER 118880-05 AND NIKI DEVELOPMENT CORP., AN ILLINOIS CORPORATION AND PROVIDED IN GRANT MADE BY MARINA CITY BUILDING CORPORATION, A CORPORATION DELAWARE, TO NORTH MARINA CITY BUILDING CORPORATION, A CORPORATION OF ILLINOIS, RECORDED MARCH 29, 1965 AS DOCUMENT 19419417 OF A PERPETUAL EASEMENT FOR INGRESS AND EGRESS AT ALL TIMES BY FOOT, VEHICLE OR OTHERWISE OVER, UPON AND ACROSS THAT PART OF LOT 4 DESCRIBED AS
FOLLOWS:

BEGINNING AT A POINT IN THE WEST LINE OF BLOCK 1, ORIGINAL TOWN OF CHICAGO (WHICH IS THE EAST LINE OF NORTH DEARBORN STREET) THAT IS SOUTH 0 DEGREES, 47 MINUTES, 50 SECONDS WEST, 233.93 FEET FROM THE NORTHWEST CORNER OF SAID BLOCK 1 AND RUNNING THENCE SOUTH 85 DEGREES, 42 MINUTES 10 SECONDS EAST, 151.44 FEET; THENCE SOUTH 87 DEGREES, 15 MINUTES, 10 SECONDS EAST, 49.34 FEET; THENCE SOUTH 89 DEGREES, 29 MINUTES, 10 SECONDS EAST, 48.70 FEET; THENCE NORTH 85 DEGREES, 18 MINUTES, 50 SECONDS EAST, 48.44 FEET; THENCE NORTH 81 DEGREES, 33 MINUTES, 50 SECONDS EAST, 17.98 FEET; THENCE NORTH 78 DEGREES, 32 MINUTES, 50 SECONDS EAST,
53.60 FEET TO A POINT ON A LINE 66 FEET (MEASURED PERPENDICULARLY) WEST FROM AND PARALLEL WITH THE WEST LINE OF BLOCK 2 IN KINZIE'S ADDITION AFORESAID AS SAID WEST LINE IS RECOGNIZED IN THE WABASH AVENUE BRIDGE ORDINANCE (SAID WEST LINE OF BLOCK 2 BEING THE EAST LINE OF NORTH STATE STREET AS OCCUPIED), WHICH POINT IS SOUTH 0 DEGREES, 9 MINUTES, 40 SECONDS WEST, 227.22 FEET FROM THE INTERSECTION OF THE ABOVE MENTIONED PARALLEL LINE WITH THE NORTH LINE OF SAID BLOCK 1 IN KINZIE'S ADDITION AFORESAID; THENCE SOUTH 0 DEGREES, 9 MINUTES, 40 SECONDS WEST ALONG THE ABOVE MENTIONED PARALLEL LINE A DISTANCE OF 40.84 FEET; THENCE

 SOUTH 78 DEGREES, 32 MINUTES 50 SECONDS WEST, 46.44 FEET, THENCE SOUTH 81 DEGREES, 33 MINUTES, 50 SECONDS WEST, 20.34 FEET THENCE SOUTH 85 DEGREES, 18 MINUTES, 50 SECONDS WEST, 51.56 FEET, THENCE NORTH 89 DEGREES, 29 MINUTES, 10 SECONDS WEST, 51.30 FEET; THENCE NORTH 87 DEGREES, 15 MINUTES, 10 seconds west,
50.56 feet, thence north 65 degrees, 42 minutes, 10 seconds west,149.54 FEET TO A POINT IN SAID WEST LINE OF BLOCK 1, ORIGINAL TOWN, THAT IS SOUTH 0 DEGREES, 47 MINUTES, 50 SECONDS WEST, 274 FEET FROM SAID NORTH WEST CORNER OF SAID BLOCK 1 AND THENCE NORTH 0 DEGREES, 47 MINUTES, 50 SECONDS EAST ALONG SAID WEST LINE OF BLOCK 1, A DISTANCE OF 40.07 FEET TO THE POINT OF BEGINNING; EXTENDING UPWARDS FROM AND ABOVE A HORIZONTAL PLANE BEING A VERTICAL DISTANCE OF 24.5 FEET ABOVE CHICAGO CITY DATUM.

EASEMENT PARCEL 5:

EASEMENTS FOR THE BENEFIT OF PARCEL 1 AS CREATED BY THE RECIPROCAL DEVELOPMENT, OPERATING AND EASEMENT AGREEMENT, REFERRED TO ABOVE IN EASEMENT PARCELS 2, 3 AND 4 (RDOEA), AS FOLLOWS:

A-THE EASEMENT TO USE THE DOCKING AREA DESCRIBED IN SECTION 3.4 (a)(ii);

B-THE EASEMENT TO INSTALL, MAINTAIN, REPLACE, RELOCATE, USE AND OPERATE ELECTRIC LINES AND SIGNS AND NECESSARY INSTALLATIONS, CONDUITS, WIRING AND CONNECTIONS, AND THE RIGHT OF ACCESS THERETO, AS DESCRIBED IN SECTION 3.4 (d) OF THE RODEA;

C-THE EASEMENT FOR SIGNAGE DESCRIBED IN SECTION 3.4 (d) OF THE RODEA;

D-THE EASEMENT TO ENTER UPON THE ADJOINING PROPERTY FOR THE PURPOSE OF PERFORMING ANY OBLIGATION WHICH ANOTHER PARTY FAILS OR REFUSES TO PERFORM AS DESCRIBED IN SECTION 3.6 OF THE RDOEA;

E-THE EASEMENT FOR MAINTAINING, REPAIRING OR RECONSTRUCTING ANY OF THE FACILITIES AS DESCRIBED IN SECTION 3.7 OF THE RDOEA;

F-THE EASEMENT FOR COMMON UTILITY FACILITIES AS DESCRIBED IN SECTION 3.8 OF THE RDOEA.

G-THE EASEMENT FOR BUILDING ENCROACHMENTS DESCRIBED IN SECTION 3.12 OF THE
RDOEA.

EASEMENT PARCEL 6:

EASEMENT FOR THE BENEFIT OR PARCEL 1 AS CREATED BY DEVELOPMENT EASEMENT GRANT DATED AUGUST 2, 1996 AND RECORDED AUGUST 26, 1996 AS DOCUMENT 9665303 BY CHRISTOPHER A. MARKS AND HOWARD N. GILBERT, AS CO-TRUSTEES OF THE DECLARATION OF TRUST DATED DECEMBER 30, 1988 ESTABLISHING THE JOHN L. MARKS 1988 GIFT TRUST, AND AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER THE TRUST AGREEMENT DATED OCTOBER 11, 1994 AND KNOWN AS TRUST NUMBER 118880-05, FOR PLAZA AREA EASEMENT AND SKYWALK EASEMENT FOR THE PURPOSE OF CONSTRUCTING, USING, AND MAINTAINING THEREIN BUILDINGS AND OTHER IMPROVEMENTS AND/OR STRUCTURES, INCLUDING THE CANOPY AND OVERHANG EXTENDING FROM PARCEL 1, NOW OR HEREAFTER ATTACHED TO OR OTHERWISE EXISTING ON OR EXTENDING FROM PARCEL 1.